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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                      Date of Report: August 3, 1998


                      SHORELINE FINANCIAL CORPORATION
                       (Exact name of registrant as
                         specified in its charter)


              MICHIGAN            0-12216           38-2758932
           (State or other     (Commission        (IRS Employer
           jurisdiction of      File Number)    Identification no.)
           incorporation)

            823 RIVERVIEW DRIVE
          BENTON HARBOR, MICHIGAN                    49022
 (Address of principal executive offices)          (Zip Code)

                      Registrant's telephone number,
                   including area code:  (616) 927-2251







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Item 5.   OTHER EVENTS.

          On August 3, 1998, Shoreline Financial Corporation issued the press release attached as Exhibit 99 to this Form 8-K.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
          EXHIBITS.

     (c)  Exhibits:

          99   Press Release dated August 3, 1998.






































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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 3, 1998              SHORELINE FINANCIAL CORPORATION
                                   (Registrant)


                                   By: /S/ WAYNE R. KOEBEL
                                       Wayne R. Koebel
                                       Executive Vice President
                                         and Chief Financial Officer


































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                               EXHIBIT INDEX


EXHIBIT NUMBER                DOCUMENT

     99             Press Release dated August 3, 1998.